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                 [LETTER HEAD OF SIMON MASTER & SIDLOW, P.A.]


                      Consent of Independent Accountants



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44358) of E. I. du Pont de Nemours and Company of our report dated July 9, 1999 which appears on page 4 of this Form 11-K.



                                               /s/ Simon, Master, Sidlow, P.A.
                                               --------------------------------
                                               Simon, Master & Sidlow, P.A.
                                               Wilmington, Delaware


October 12, 1999